UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-00576

Northeast Investors Trust

(Exact name of Registrant as specified in charter)

125 High Street, Room 1802 Boston, MA 02110

(Address of principal executive offices) (Zip code)

David Randall 125 High Street, Room 1802 Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 857-263-8100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1. Reports to Stockholders.

NORTHEAST

INVESTORS

TRUST

A NO LOAD FUND

Annual Report

For the Year Ending

September 30, 2018

Dear Fellow Shareholders:

During the second half of fiscal 2018, the total return for Northeast Investors Trust was 2.0%, which compares to the return of 3.45% for the ICE Bank of America Merrill Lynch US High Yield Index.

The Trust entered the period with its bond holdings defensively positioned against the risk of rising interest rates. Indeed, the yield on the benchmark 10-year Treasury rose from 2.74% to 3.06% during the period, causing a principal loss of approximately 2.5% and producing a negative total return for holders of the benchmark security. We are therefore pleased with the risk-adjusted returns provided by the bond portfolio.

The broader high yield market also held up relatively well during this period, with yield spreads compared to Treasuries compressing, albeit temporarily. (Since October 1, interest rates on Treasury bonds have risen further, and the high yield market has suffered an abrupt principal loss of roughly 3%. Because of the Trust’s defensive positioning, its core bond portfolio fared relatively well despite this pressure.)

Performance between industry sectors within the Trust’s holdings did not vary noticeably, because of the overriding theme of lowering the interest rate risk level of the core bond portfolio. However, it should be reported that the Trust reduced its energy exposure materially during the period as oil prices rose to over $70 per barrel.

On the other hand, the Trust had mixed performance in its “out of index” securities during the second half of the fiscal year. Appreciable gains were witnessed in the stocks of Viskase and Energy XXI Gulf Coast (which was the subject of a takeover), while the Trust saw weakness in the securities of NL Industries, Homer City and Advanced Lighting Technologies.

Looking forward, we are relatively pleased with how the portfolio is positioned, given the twin (albeit somewhat mutually exclusive) risks of rising interest rates and rising bond spreads. We believe that the risk-adjusted returns in shorter-maturity high yield bonds continue to look attractive. Having said that, we are also trying to evaluate when it might be appropriate to target higher yields in the bond portfolio, given the abrupt weakness recently in the overall high yield market.

We remain large and committed shareholders in the Trust in our own right, and we hope our strategy will continue to provide superior risk-adjusted returns going forward.

Sincerely,

Bruce H. Monrad

Chairman of the Trustees

     Historical Information (unaudited)

Fiscal Year Ended Sept. 30	At End of Fiscal Year			Distribution Per Share During Fiscal Year		Average Monthly Net Asset Value
	Full Shares Outstanding	Net Asset Value Per Share	Total Net Assets	From Net Income	From Capital Gain
2009	154,496,180	$5.74	$885,806,723	$0.44	$0.0000	$4.57
2010	120,110,979	6.03	723,592,180	0.44	0.0000	5.93
2011	84,950,722	5.52	468,925,715	0.44	0.0000	6.15
2012	99,735,587	6.03	601,338,130	0.41	0.0000	5.86
2013	135,886,143	6.44	875,171,812	0.37	0.0000	6.31
2014	83,921,225	6.48	543,360,576	0.47	0.0000	6.57
2015	69,240,411	4.86	335,875,302	0.43	0.0000	5.63
2016	70,765,064	4.58	323,791,971	0.32	0.0000	4.34
2017	63,155,485	4.82	303,915,087	0.30	0.0000	4.70
2018	56,897,420	4.53	257,206,545	0.26	0.0000	4.64

     Average Annual Total Return (unaudited)

One year ended September 30, 2018	-0.39%
Five years ended September 30, 2018	-0.29%
Ten years ended September 30, 2018	4.49%

     SEC Yield* (unaudited)

Yield calculated as of September 30, 2018:    3.84%

*

The 30-Day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. The Statement of Additional Information contains additional information regarding the computation of the SEC yield.

     About Your Fund’s Expenses (unaudited)

	Annualized Expense Ratio	Beginning Account Value 3/31/2018	Ending Account Value 9/30/2018	Expenses Paid During Period 3/31/2018 - 9/30/2018*
Actual Return 1.97%	1.28%	$1,000.00	$1,019.67	$6.54
Hypothetical (5% return before expenses)	1.28%	$1,000.00	$1,018.65	$6.48

*

Expenses are equal to the Trust’s annualized prior six month expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), and divided by the days in the year (365) to reflect the half-year period.

As a shareholder of the Trust, you incur ongoing costs, which include costs for portfolio management, administrative services and other fund expenses. The above example is intended to help you understand the ongoing costs (in dollars) of investing in the Trust and to compare these costs with those of similar mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period.

Actual Expenses:

The first line of the table above provides information about actual account values and actual expenses based on the Trust’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Fixed Income Portfolio Composition (unaudited)

Maturity Schedule

(% of portfolio)

Under 1 Year	9%
1-5 Years	82%
6-10 Years	8%
11-15 Years	0%
Over 15 Years	1%
Total	100%

     Quarterly Portfolio Holdings

Each fiscal quarter-end the Trust is required to file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”). The schedules of portfolio holdings for the second and fourth quarters are incorporated in and filed as part of the semi-annual and annual reports to shareholders. The schedules of portfolio holdings for the first and third quarters are filed with the SEC on Form N-Q. The Trust makes the information on Form N-Q available on its website at www.northeastinvestors.com or upon request.

Shareholders may also access and review information and reports of the Trust, including Form N-Q, at the SEC’s Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC’s website at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102. The Trust’s reference number as a registrant under the Investment Company Act of 1940 is 811-576.

     Performance Graph — Ten Years (unaudited)

The following graph compares the cumulative total shareholder return on Northeast Investors Trust shares over the ten preceding fiscal years to the cumulative total share return on the ICE Bank of America Merrill Lynch US High Yield Index, (US High Yield Index) assuming an investment of $10,000 in both at their closing prices on September 30, 2008 and reinvestment of dividends and capital gains.

The US High Yield Index is an unmanaged market value-weighted index comprised of approximately 2,200 domestic and yankee high yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. It is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes.

Keep in mind that past performance does not guarantee future returns, and an investment in the Trust is not guaranteed.

Year	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
NEIT	$10,000	$8,955	$10,132	$9,970	$11,682	$13,220	$14,286	$11,554	$11,705	$13,083	$13,032
US High Yield Index	$10,000	$12,236	$14,501	$14,692	$17,475	$18,714	$20,067	$19,352	$21,833	$23,811	$24,506

Summary of Net Assets

September 30, 2018 (unaudited)

	Value	% of Net Assets
Corporate Bonds & Notes
Cable and Satellite	10,940,000	4.25%
Coal	810,000	0.32%
Consumer Finance	20,631,137	8.02%
Drug Stores	1,792,500	0.70%
Electrical Components & Equipment	3,352,322	1.30%
Energy / Natural Resources	16,351,964	6.36%
Hardware	8,413,020	3.27%
Homebuilders	23,111,220	8.98%
Industrial Servicing / Manufacturing	11,763,775	4.57%
Metals & Mining	22,198,070	8.63%
Miscellaneous Manufacturing	24,243,490	9.43%
Oil & Gas Drilling	19,613,750	7.63%
Paper / Forest Products	9,787,002	3.80%
Pipeline	10,439,704	4.06%
Telecom Equipment	715,500	0.28%
Tobacco	15,669,800	6.09%
Wireless Telecom Service	10,700,000	4.16%

Total Corporate Bonds & Notes	$210,533,254	81.85%
Common and Preferred Stock
Diversified Chemicals	3,122,532	1.21%
Electrical Utility	1,770,704	0.69%
Energy / Natural Resources	7,928,708	3.08%
Food Processing	10,684,223	4.15%
Metals & Mining	16,852,083	6.55%
Oil & Gas Drilling	73,822	0.03%
Packaging & Container	193,773	0.08%
Paper / Forest Products	624,990	0.24%
Retail Food Chain	2,452,623	0.96%
Transportation	93,920	0.04%

Total Common and Preferred Stock	$43,797,378	17.03%
Total Asset Backed Securities	1,718,308	0.67%
Total GDP-Linked Bond	1,358,270	0.53%
Total Warrants	82,502	0.03%

Total Investments	257,489,712	100.11%
Receivables & Cash	3,884,696	1.51%

Total Assets	261,374,408	101.62%
Liabilities	(4,167,863)	-1.62%

Total Net Assets	$257,206,545	100.00%

Schedule of Investments (a)

September 30, 2018

Asset Backed Securities — 0.67% Name of Issuer	Principal	Value
Airline Lease — 0.67%
Aircraft Fin Trust, FRN 2.63844% (1 month LIBOR + 0.48%), 5/15/24	$17,183,084	$1,718,308

Total Asset Backed Securities — (cost—$7,474,641)		$1,718,308

Corporate Bonds & Notes — 81.85% Name of Issuer	Principal	Value
Cable and Satellite — 4.25%
CSC Holding LLC, 10.125%, 1/15/23 (b)	$10,000,000	$10,940,000

Coal — 0.32%
Westmoreland Coal Co., 8.75%, 01/01/22 (b)	3,000,000	810,000

Consumer Finance — 8.02%
Credit Acceptance Corp., 6.125%, 2/15/21	10,130,000	10,218,637
First Data Corp., 7%, 12/01/23 (b)	10,000,000	10,412,500

		20,631,137

Drug Stores — 0.70%
Rite Aid Corp., 6.125%, 4/01/23 (b)	20,000,000	1,792,500

Electrical Components & Equipment — 1.30%
Advanced Lighting Technologies PIK, FRN 19.3425% (3 month LIBOR + 17%), 9/30/23 (b) (c)	5,431,500	3,352,322

Energy/Natural Resources — 6.36%
American Eagle Energy Corp., 11%, 9/01/19 (b) (d)	15,500,000	174,375
Chesapeake Energy Corp., 8%, 12/15/22 (b)	8,000,000	8,380,000
RAAM Global Energy Co., 12.5%, 10/01/15 (d) (e)	23,000,000	345,000
Talos Production LLC, 11%, 4/03/22 (b)	422,980	452,589
W & T Offshore, Inc., 8.5%, 6/15/19	7,000,000	7,000,000

		16,351,964

Hardware — 3.27%
NCR Corp., 4.625%, 2/15/21	8,498,000	8,413,020

Homebuilders — 8.98%
Brookfield Residential Properties, Inc., 6.125%, 7/01/22 (b)	7,211,000	7,211,000
Taylor Morrison Communities, Inc., 5.25%, 4/15/21 (b)	5,422,000	5,449,110
Tousa, Inc., 9%, 7/01/10 (d) (e)	14,111,000	141,110
Tousa, Inc., 8.25%, 4/1/11 (d) (e)	12,250,000	122,500
William Lyons Homes, Inc., 7%, 8/15/22	10,000,000	10,187,500

		23,111,220

Industrial Servicing / Manufacturing — 4.57%
Clean Harbors, Inc., 5.125%, 6/01/21	4,010,000	4,020,025
XPO Logistics, Inc., 6.5%, 6/15/22 (b)	7,500,000	7,743,750

		11,763,775

Corporate Bonds & Notes—(continued) Name of Issuer	Principal	Value
Metals & Mining — 8.63%
American Gilsonite Co., PIK 17%, 12/31/21 (b)	$6,879,762	$7,474,002
Freeport-McMoran, Inc., 3.1%, 3/15/20	10,000,000	9,887,500
International Wire Group, Inc., 10.75%, 8/01/21 (b)	4,880,000	4,836,568

		22,198,070
Miscellaneous Manufacturing — 9.43%
Enpro Industries, Inc., 5.875%, 9/15/22	9,626,000	9,806,487
Gibraltar Industries, Inc., 6.25%, 2/01/21	14,401,000	14,437,003

		24,243,490
Oil & Gas Drilling — 7.63%
Parker Drilling Co., 7.5%, 8/01/20	7,250,000	6,488,750
Tidewater, Inc., 8%, 8/01/22	12,500,000	13,125,000

		19,613,750
Paper/Forest Products — 3.80%
Cenveo Corp., 8.5%, 9/15/22 (b)	25,000,000	250,000
Neenah, Inc., 5.25%, 5/15/21 (b)	9,474,000	9,537,002

		9,787,002
Pipeline — 4.06%
Targa Resources Partners, 4.125%, 11/15/19	10,479,000	10,439,704
Telecom Equipment — 0.28%
Nortel Networks LTD, 10.75%, 7/15/16 (d) (e)	23,850,000	715,500
Tobacco — 6.09%
Pyxus International, Inc., 8.5%, 4/15/21 (b)	10,620,000	11,044,800
Vector Group LTD, 6.125%, 2/01/25 (b)	5,000,000	4,625,000

		15,669,800
Wireless Telecom Service — 4.16%
Frontier Communications Corp., 8.125%, 10/01/18	10,700,000	10,700,000

Total Corporate Bonds & Notes — (cost—$276,770,859)		$210,533,254

GDP-Linked Bonds — 0.53% Name of issuer	Principal	Value
Republic of Argentina GDP Linked Security, FRN (based on the performance of Argentina’s GDP), 12/15/35 (d)	$34,386,574	$1,358,270

Total GDP-Linked Bonds — (cost—$1,423,421)		$1,358,270

Common and Preferred Stock — 17.03% Name of issuer	Number of Shares	Value
Diversified Chemicals — 1.21%
Ingevity Corp. (d)	602	$61,332
NL Industries, Inc. (d)	510,200	3,061,200

		3,122,532

Electrical Components & Equipment — 0.00%
Advanced Lighting Technologies PFD (c) (d)	104,947	0

Common and Preferred Stock—(continued) Name of issuer	Number of Shares	Value

Electrical Utility — 0.69%
Homer City Holdings, LLC (d) (f)	$221,338	$1,770,704

Energy / Natural Resources — 3.08%
Energy XXI Gulf Coast, Inc. (d)	792,051	6,621,546
SilverBow Resources, Inc. (d)	5,058	134,897
Talos Energy, Inc. (d)	35,718	1,172,265

		7,928,708

Food Processing — 4.15%
Viskase Cos., Inc. (d)	3,052,635	10,684,223

Metals & Mining — 6.55%
American Gilsonite (d) (f)	15,980	8,789,000
American Zinc Recycling, LLC (d) (f)	14,659	8,062,450
Ormet Corp. (d)	372,638	633

		16,852,083

Oil & Gas Drilling — 0.03%
Key Energy Services, Inc. (d)	6,453	73,822

Packaging & Container — 0.08%
Westrock Co. (d)	3,626	193,773

Paper/Forest Products — 0.24%
Cenveo Enterprises, Inc. (d) (f)	20,833	624,990

Retail Food Chain — 0.96%
Romacorp, Inc. (c) (d) (f)	82,220	2,452,623

Transportation — 0.04%
Getlink SA	7,349	93,920

Total Common and Preferred Stock — (cost—$69,449,383)		$43,797,378

Warrants — 0.03% Name of issuer	Number of Shares	Value
Advanced Lighting Technologies, DTD 10/4/17 @ $123.27 expiration 10/4/27 (c) (d)	2,006	$0
Energy XXI Gulf Coast, Inc., DTD 1/10/17 @ $43.66 expiration 12/30/21 (d)	22,515	2
Jack Cooper Enterprises, Inc., DTD 12/30/17 @ $0.01 expiration 12/30/27 (d)	16,500	82,500

Total Warrants — (cost—$1,086,060)		$82,502

Total Investments — 100.11% (cost—$356,204,364)		$257,489,712

Net Other Assets and Liabilities — (0.11%)		$(283,167)

Net Assets — 100%		$257,206,545

(a)	Portions of the portfolio may be pledged to collateralize short term borrowings.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $94,485,518 which represents 36.74% of total net assets. These securities are generally deemed liquid.

(c)

Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. The aggregate market value of good faith securities as of September 30, 2018 was $5,804,945 which represents 2.26% of total net assets.

(d)	Non-income producing security.
(e)	Security is in principal default.
(f)

All or a portion the security is restricted. The Trust may acquire restricted securities which are subject to legal or contractual restrictions on resale and may be illiquid. The aggregate market value of restricted securities as of September 30, 2018 was $21,699,767 which represents 8.44% of total net assets. Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
American Gilsonite	1/13/2014	$5,273,400
American Zinc Recycling, LLC	7/19/2012—9/30/2016	$8,474,521
Cenveo Enterprises, Inc.	9/11/2018	$607,500
Homer City Holdings, LLC	4/6/2017	$588,216
Romacorp, Inc.	11/15/2006	$4,118,756

PIK	Payment in Kind
FRN	Floating Rate Note — rates reflected are as of September 30, 2018
PFD	Preferred Security

The accompanying notes are an integral part of the financial statements.

     Statement of Assets and Liabilities

September 30, 2018

Assets
Investments—at market value (cost $356,204,364)	$257,489,712
Receivable for interest	3,571,154
Receivable for shares sold	3,995
Cash	214,490
Escrow Receivable	95,057

Total Assets	261,374,408

Liabilities
Line of credit	3,333,900
Payable for trustee fees	322,919
Accrued expenses	229,551
Payable for shares repurchased	281,493

Total Liabilities	4,167,863

Net Assets	$257,206,545

Net Assets Consist of:
Capital, at a $1.00 par value	$56,897,420
Paid in surplus	634,118,806
Undistributed net investment income	1,009,710
Accumulated net realized loss on investments	(336,104,739)
Net unrealized depreciation of investments	(98,714,652)

Net Assets	$257,206,545

Net Asset Value, offering price and redemption price per share ($257,206,545/56,897,420 shares)	$4.53

The accompanying notes are an integral part of the financial statements.

     Statement of Operations

Year Ended September 30, 2018

Investment Income
Interest	$15,702,369
Legal fee reimbursement	105,290
Other Income	36,070
Dividends	19,747

Total Income	15,863,476

Expenses
Administrative expenses and salaries	$1,578,722
Trustee fees	1,326,840
Interest expense	252,716
Computer and related expenses	191,625
Commitment fees	168,941
Auditing fees	128,717
Printing, postage and stationery fees	92,816
Custodian fees	66,875
Registration and filing fees	48,675
Insurance	43,800
Transfer Agent Fees	41,709
Telephone	11,515
Other expenses	80,550

Total Expenses	4,033,501

Net Investment Income	11,829,975

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions	(2,584,669)
Change in unrealized appreciation (depreciation) of investments	(11,175,424)

Net Increase (Decrease) in Net Assets Resulting from Operations	($1,930,118)

The accompanying notes are an integral part of the financial statements.

     Statements of Changes in Net Assets

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$11,829,975	$19,428,660
Net realized gain (loss) from investment transactions	(2,584,669)	(83,935,306)
Change in unrealized appreciation (depreciation) of investments	(11,175,424)	100,870,185

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,930,118)	36,363,539

Distributions to Shareholders from Net Investment Income	(15,076,212)	(20,046,944)
From Net Trust Share Transactions—(See Note D)	(29,702,212)	(36,193,479)

Total Increase (Decrease) in Net Assets	(46,708,542)	(19,876,884)

Net Assets:
Beginning of Period	303,915,087	323,791,971

End of Period	$257,206,545	$303,915,087

Undistributed Net Investment Income	$1,009,710	$1,621,688

The accompanying notes are an integral part of the financial statements.

     Financial Highlights

	Year Ended September 30,
Per Share Data	2018	2017	2016	2015	2014
Net Asset Value:
Beginning of Period	$4.82	$4.58	$4.86	$6.48	$6.44

Income From Investment Operations:
Net investment income^	0.20	0.28	0.33	0.37	0.46
Net realized and unrealized gain (loss) on investment	–0.23	0.26	–0.29	–1.56	0.05

Total from investment operations	–0.03	0.54	0.04	–1.19	0.51

Less Distributions:
Net investment income	–0.26	–0.30	–0.32	–0.43	–0.47

Net Asset Value:
End of Period	$4.53	$4.82	$4.58	$4.86	$6.48

Total Return#	–0.39%	11.78%	1.30%	–19.12%	8.06%
Ratios & Supplemental Data
Net assets end of period (in thousands)	$257,207	$303,915	$323,792	$335,875	$543,361
Ratio of operating expenses to average net assets*	1.48%	1.52%	1.60%	1.27%	0.98%
Ratio of interest expense to average net assets	0.15%	0.13%	0.29%	0.18%	0.10%
Ratio of net investment income to average net assets	4.35%	5.98%	7.66%	6.50%	6.94%
Portfolio turnover rate	42.69%	61.33%	3.52%	7.72%	29.34%

*	Includes Interest Expense when applicable

^	Calculated using the Average Share Method

#	Total Return reflects the rate that an investor would have earned on an investment in the Trust during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

     Notes to Financial Statements

Note A–Organization

Northeast Investors Trust (the “Trust”), a diversified open-end management investment company (a Massachusetts Trust), is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The primary objective of the Trust is the production of income. The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

Note B–Significant Accounting Policies

Valuation of Investments:  The value of equity securities or equity-like securities such as warrants for which market quotations are readily available, shall be determined on the basis of the last quoted sale prices taken from the primary market or exchange on which they are traded. A bid price may be used instead of last quoted sale price if it more closely reflects the fair value of the security as of the close of regular trading on the New York Stock Exchange. Fixed income securities, including securities convertible into equity, shall be valued on the basis of evaluated prices furnished by independent pricing services or from quotations received from dealers who make markets in such securities. The evaluations provided by the pricing services are based on analysis of market data and other factors such as last sale, dealer bids, yields, quality ratings, coupon rate, maturity, type of issue, trading characteristics and other relevant bond market data.

Securities for which market quotations are not readily available (including certain restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. Valuations may also be derived following a review of pertinent data (EBITDA, Revenue, etc.) from company financial statements, relevant market valuation multiples for comparable companies in comparable industries, recent transactions, and management assumptions.

The Trust may use fair value pricing for securities if a material event occurs that may effect the price of a security after the close of the market or exchange on which the security trades but before the Trust calculates its NAV. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. The value of a good faith security may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed by the Trust’s Pricing Committee on an ongoing basis as new information becomes available. The good faith security valuations and methodologies are reviewed and approved by the Trust’s Board of Trustees on a quarterly basis. There can be no assurance that the Trust can realize the fair value assigned to an investment upon its divestiture. The market value of securities valued in good faith on September 30, 2018 was $5,804,945, which represents 2.26% of net assets.

Federal Income Taxes:  It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Trust. Capital gains distributions, if any, are declared and paid annually.

Notes to Financial Statements (continued)

The Trust has reviewed the tax positions for the open tax years as of September 30, 2018 and has determined that no provision for income tax is required in the Trust’s financial statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Trust’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid in capital, depending on the type of book/ tax differences that may exist.

State Income Taxes:  Because the Trust has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Net Asset Value:  In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Distributions and Income:  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in surplus. The Trust’s distributions and dividend income are recorded on the ex-dividend date. Interest income, which includes accretion of market discount and amortization of premium, is accrued as earned. Certain securities held by the Trust pay interest in the form of cash or additional securities (known as Payment-in-kind or PIK); interest on such securities is recorded on the accrual basis.

Security Transactions:  Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates and Basis of Accounting:  The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Credit Risk:  Investments in high-yield securities involve greater degrees of credit and market risks than investments in higher-rated securities. Bonds which are rated as less than investment grade tend to be more susceptible to real or perceived adverse economic conditions.

New Accounting Pronouncements:  In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018.

In August 2018, the FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between

Notes to Financial Statements (continued)

Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. The ASU is effective for annual periods beginning after December 15, 2019.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes will be effective November 5, 2018.

Management is currently evaluating the potential impact of these changes to the financial statements.

Note C–Trustees’ Compensation

Trustees’ compensation has been computed at the rate of 1/8 of 1% of the net assets (before deduction of accrued Trustees’ compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust. For the year ended September 30, 2018 the current Independent Trustees were aggregately paid $120,000 from the Trustee fees.

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2018 was 6,047,994 shares (10.63%).

Administrative Expenses & Salaries:  Northeast Investors Trust incurs salary and administrative expenses which includes such expenses for personnel performing transfer agent and dividend disbursement related functions and other administrative functions of the Trust.

Note D—Shares of Beneficial Interest

At September 30, 2018, there were unlimited shares of beneficial interest authorized with a par value of $1. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
Shares Sold	5,463,809	$25,206,799	24,050,689	$113,401,031
Shares issued to shareholders in reinvestment of distributions from net investment income	2,238,339	10,306,601	3,011,318	14,142,492

	7,702,148	$35,513,400	27,062,007	$127,543,523

Shares redeemed	(13,960,213)	(65,215,612)	(34,671,586)	(163,737,002)

Net Increase (Decrease)	(6,258,065)	$(29,702,212)	(7,609,579)	$(36,193,479)

Note E–Purchases and Sales of Investments

The cost of purchases and the proceeds from sales and maturities of securities, other than short-term and government securities, aggregated $118,727,866 and $148,769,632 respectively, for the year ended September 30, 2018.

Note F–Line of Credit

The Trust’s line of credit, which does not require maintenance of compensating balances, is generally on a demand basis and is at a rate equal to the applicable margin (1.25%) plus the higher of (a) the Federal Funds Rate or (b) the one-month LIBOR Rate during the period in which

Notes to Financial Statements (continued)

such loan is outstanding. At September 30, 2018 the Trust has an unused line of credit amounting to $71,666,100. The Trust pays a commitment fee of 0.20% on the unused portion of the line of credit when the loan balance is equal to or greater than $45,000,000 and otherwise pays 0.25%. The line of credit may be terminated at the bank’s option at its annual renewal date, on January 11, 2019.

The following information relates to aggregate short-term borrowings during the year ended September 30, 2018:

Average amount outstanding (total of daily outstanding principal balances divided by the number of days with debt outstanding during the period)	$9,412,884
Weighted average interest rate	2.99%

Note G–Repurchase Agreement

The Trust invests its cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust’s custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. There was no repurchase agreement on September 30, 2018.

Note H–Additional Tax Information

The amount of distributions paid during the years ended September 30, 2018 and 2017 were $15,076,212 and $20,046,944, and were classified as ordinary income.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”) was enacted to update some of the federal income and excise tax rules related to regulated investment companies. The RIC Mod Act allows new capital losses to be carried forward indefinitely rather than for a maximum of eight years. The capital losses also now retain the character of the original loss rather than be carried forward as short-term losses as under previous law. The provisions of the RIC Mod Act are effective for taxable years beginning after December 22, 2010. Losses incurred during these years (Post-RIC Mod Act) will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result the Pre-RIC Mod Act capital loss carryforwards may expire unused. The Trust’s expired unused 2018 Pre-RIC Mod Act capital loss carryforward of $15,862,511 is reflected in paid in surplus. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in future periods.

As of September 30, 2018 the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed Net Investment Income	$1,009,710
Total 2019 Capital Loss Carryfoward Pre-RIC Mod Act:	(159,796,299)
Capital Loss Carryfoward Post-RIC Mod Act:	(175,855,036)
Unrealized gains (losses)—net	(99,168,056)

Total distributable earnings (losses)—net	$(433,809,681)

Notes to Financial Statements (continued)

At September 30, 2018 the Trust’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$356,657,768
Gross unrealized gain	34,564,273
Gross unrealized loss	(133,732,329)

Net unrealized security gain (loss)	$(99,168,056)

The difference between book and tax basis cost of investments and net unrealized gains (losses) is primarily attributable to accretion and amortization differences.

Note I–Fair Value Measurements

Accounting Standards Codification ASC 820, Fair Value Measurements and Disclosures (ASC 820) defines fair value as the price that would be received to sell an investment in an orderly transaction between two market participants at the measurement date. ASC 820 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of certain inputs to the fair value measurement requires judgments and considers factors that may be specific to each security. The various inputs that may be used to determine the value of the Trust’s investments are summarized in the following fair value hierarchy:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs based on data obtained from various pricing sources (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs including the Trust’s own assumptions used to determine the fair value of investments. Factors considered in making such determinations may include, but are not limited to, information obtained directly from the company or analysts and the analysis of the company’s financial statements or other documents.

The following table summarized the Trust’s investment as of September 30, 2018 based on the inputs used to value them.

	Level 1	Level 2	Level 3	Total as of 9/30/2018
Corporate Bonds & Notes	$—	$207,180,932	$3,352,322	$210,533,254
Common and Preferred Stock	22,003,691	19,341,064	2,452,623	43,797,378
Foreign Bonds	—	1,358,270	—	1,358,270
Asset Backed Security	—	1,718,308	—	1,718,308
Warrants	2	82,500	—	82,502

	$22,003,693	$229,681,074	$5,804,945	$257,489,712

Transfers between hierarchy levels may occur due to market fluctuation, changes in valuation techniques and/or changes in the availability of market data used in the determination of an investment’s valuation. The Trust recognizes transfers between the levels at the end of each period. For the year ended September 30, 2018, there was one transfer from Level 3 to Level 2 due to an increase of observable inputs. There was also one transfer from Level 2 to Level 1 due to observable trading activities for $10,684,223.

Notes to Financial Statements (continued)

At September 30, 2018, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Corporate Bonds & Notes	Common and PFD Stock	Warrants	Totals as of 9/30/2018
Beginning Balance @ 9/30/17	$4,658,786	$2,055,500	$285,688	$6,999,974
Purchases	979,170	—	—	979,170
Sales	(317,959)	—	—	(317,959)
Realized Gain(Loss)	317,959	—	—	317,959
Net Change in Unrealized Appreciation/(Depreciation)	(2,285,634)	397,123	(203,188)	(2,091,699)
Transfers into Level 3 from Level 2	—	—	—	—
Transfers out of Level 3 to Level 2	—	—	(82,500)	(82,500)

Ending Balance @ 09/30/2018	$3,352,322	$2,452,623	$—	$5,804,945

Change in Unrealized Gain / (Loss) for Positions Still Held at September 30, 2018
Corporate Bonds & Notes	$(2,099,889)
Common Stock	397,123

Totals	$(1,702,766)

The Financial Accounting Standard Board (FASB) issued guidance that a reporting entity should disclose quantitative information about the unobservable inputs used in the fair value determinations that are categorized in the Level 3 hierarchy. The guidance also required additional disclosure regarding the valuation process used and the sensitivity of the fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs within Level 3.

The following table presents a summary of valuation techniques, inputs and quantitative information used in determining the fair value of the Trust’s Level 3 securities as of September 30, 2018:

Investment Type	Fair Value	Valuation Technique	Significant Unobservable Inputs	Range	Increase to Valuation from an Increase in Input(1)
Corporate Bonds & Notes
Electrical Components & Equipment	$3,352,322	Market Comparable(2)	EBITDA Multiple;	10.9x - 14.7x	Increase

			Private Company Discount	20%	Decrease
Common Stock
Retail Food Chains	$2,452,623	Market Comparable(2)	Revenue Multiple	0.60x - 1.01x	Increase

			Private Company Discount	25%	Decrease

	$5,804,945

(1)

This column represents the direction change in the fair value of the Level 3 securities that would result from an increase to the corresponding unobservable input. A decrease to the unobservable inputs would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determinations.

(2)	Earnings multiples are based on comparable companies and transactions of comparable companies.

Notes to Financial Statements (continued)

Note J–Subsequent Events

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2018 and through the date of issuance of the Trust’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Trust’s financial statements.

Note K–Other

In the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be minimal.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Northeast Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Northeast Investors Trust (the Trust) as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes and the financial highlights for each of the three years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of September 30, 2018, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the years ended September 30, 2015 and September 30, 2014 for the Trust were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated November 24, 2015.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, counterparties, or by other appropriate audit procedures, where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

Boston, Massachusetts

November 27, 2018

We have served as the auditor of Northeast Investors Trust since 2016.

Trustees & Officers

The Trustees of Northeast Investors Trust are Ernest E. Monrad, Bruce H. Monrad, Peter J. Blampied, George P. Beal, and Charles R. Daugherty. Under Massachusetts Law, the Trustees are generally responsible for overseeing the operation and management of the Trust. The table below provides certain information about the Trust’s Trustees and Officers. The mailing address for the Trustees and Officers of the Trust is 125 High Street, Suite 1802, Boston, MA 02110-2301.

The Trust’s Statement of Additional Information (SAI) contains additional information about the Trustees. To request a free copy, call the Trust at 800-225-6704 or visit our website at www.northeastinvestors.com.

Name/Age/Service *	Position	Principal Occupation(s) / Other Directorships During the Past Five Years
AFFILIATED TRUSTEES AND FUND OFFICERS
Ernest E. Monrad# Age: 88 Years of Service: 57	Trustee	Trustee of Northeast Investors Trust; Director and Chairman of Sippican Capital Advisors
Bruce H. Monrad# Age: 56 Years of Service: 25	Trustee and Chairman	Trustee and Chairman of Northeast Investors Trust
Gordon C Barrett Age: 61 Years of Service: 30	Executive Vice President and Chief Financial Officer	Chief Financial Officer of Northeast Investors Trust; President of Sippican Capital Advisors
David A. Randall Age: 51 Years of Service: 18	Chief Compliance Officer	Officer of Northeast Investors Trust

INDEPENDENT TRUSTEES
Peter J. Blampied Age: 76 Years of Service: 18	Trustee	Director of A.W. Perry, Inc.
George P. Beal Age: 65 Years of Service: 14	Trustee	Managing Partner, Boston Family Office, LLC; Director and Trustee of Breckinridge Capital Advisors
Charles R. Daugherty Age: 65 Years of Service: 14	Trustee	Managing Partner, Stanwich Advisors, LLC

*	The Trustees serve until their resignation or either the appointment or election of a successor, and the Officers serve at the pleasure of the Trustees.
#	Ernest E. Monrad and Bruce H. Monrad are father and son, respectively.

Trustees

Ernest E. Monrad	Bruce H. Monrad
Peter J. Blampied	George P. Beal
Charles R. Daugherty

Officers

Bruce H. Monrad, Chairman

Gordon C. Barrett, Executive Vice President & Chief Financial Officer

David A. Randall, Vice President & Chief Compliance Officer

Chapin P. Mechem, Vice President

Matthew D. Fratolillo, Vice President

Joseph R. Morrison, Vice President

Nancy A. Holler, Assistant Vice President

Custodian

State Street Bank & Trust Co.

1 Iron Street

Boston, Massachusetts 02110

Legal Counsel

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, Massachusetts 02111

Transfer Agent

Northeast Investors Trust

125 High St.

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

RSM US LLP

80 City Square

Boston, MA 02129

This report is prepared for the information of the shareholders of Northeast Investors Trust and must not be given to others unless preceded or accompanied by a copy of the current Prospectus by which all offerings of the Trust shares are made. It should be noted in reading this report and the letter to shareholders that the record of past performance is not a representation as to the Trust’s future performance, and that the Trust’s investments are subject to market risks.

For a free copy of the Trust’s proxy voting guidelines or information on how the Trust voted proxies during the most recent 12 month period ended on June 30 visit www.northeastinvestors.com, call 1-800-225-6704 or visit the Securities and Exchange Commission (SEC)’s web site at www.sec.gov.

Shares of the Trust are sold to investors at net asset value by

Northeast Investors Trust

125 High St.

Boston, Massachusetts 02110

(800) 225-6704

The share price for Northeast Investors Trust is made available at www.northeastinvestors.com or by calling 800-225-6704.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. A copy of the code of ethics updated to July 27, 2016 is filed as Exhibit 12(a)(1) to this report. The registrant did not make any amendments to the code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 800-225-6704.

Item 3. Audit Committee Financial Expert.

The registrant does not have an Audit Committee Financial Expert. Although the members of the registrant’s Audit Committee have a variety of business and investment experience, none of them has been determined to meet the technical qualifications required in order to meet the definition of an Audit Committee Financial Expert under this Item. Certain of the registrant’s trustees who are considered to be “interested persons” as defined in Section 2(a)(19) under the Investment Company of 1940, as amended, do possess such qualifications, but it has been determined that the Audit Committee should consist entirely of independent trustees. The Audit Committee, under its charter, has the ability to retain independent advisers if it deems it necessary or appropriate without the need to seek approval from the management of the Trust.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for the registrant’s fiscal years ended September 30, 2018 and September 30, 2017 for professional services rendered by the registrant’s principal accountants for the audit of its annual financial statements or services that are normally provided by such accountants in connection with statutory and regulatory filings were $74,970 and $71,400 respectively.

(b) Audit-Related Fees. The aggregate fees billed for the registrant’s fiscal years ended September 30, 2018 and September 30, 2017 for assurance and related services by the registrant’s principal accountants reasonably related to the performance of the audit of the registrant’s financial statements and not reported under Paragraph (a) of this Item were $44,100 and $42,000 respectively. Such services consisted of a report of the Trust’s transfer agent’s internal controls pursuant to rule 17AD-13, semi-annual report review and a report on the Trust’s antimoney laundering controls and policies.

(c) Tax Fees. The aggregate fees billed in the registrant’s fiscal years ended September 30, 2018 and September 30, 2017 for professional services rendered by the registrant’s principal accountants for tax matters were $9,647 and $9,188 respectively. Such services consisted of the preparation of the registrant’s federal income and excise tax returns.

(d) Other Fees. During the fiscal years ended September 30, 2018 and September 30, 2017 the aggregate fees billed for other services rendered by the registrant’s principal accountant were $0.

(e) It is the registrant’s policy that all audit and non-audit services provided by the registrant’s principal accountants be approved in advance by the Audit Committee, and all of the services described in Paragraphs (a)—(d) of this item were so approved.

(f) The registrant has been advised by its independent accountants that less than 50% of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for its fiscal year ended September 30, 2018 were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees.

(g) Not applicable to the registrant.

(h) Not applicable to the registrant

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments

Enclosed as part of Item 1 Above.

Securities reflected in the Schedule of Assets may be pledged as collateral to secure the Trust’s bank borrowings.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes with respect to procedures for shareholders to recommend nominees for Trustee from the disclosure contained in the registrant’s Proxy Statement for its Meeting of Beneficaries convened on May 16, 2005.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and financial officers, after evaluating the effectiveness of the Company’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended), have concluded that, based on such evaluation, the registrant’s disclosure controls and procedures were effective as of a date within 90 days of the filing of this report.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers

(a)

99.CERT—Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)

99.906CERT—A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northeast Investors Trust

By (Signature and Title)

/s/ Bruce H. Monrad
Chairman
(principal executive officer)
Date: December 7, 2018

By (Signature and Title)

/s/ Gordon C. Barrett
Treasurer
(principal financial officer)

Date: December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Bruce H. Monrad
Chairman
(principal executive officer)

Date: December 7, 2018

By (Signature and Title)

/s/ Gordon C. Barrett
Treasurer
(principal financial officer)

Date: December 7, 2018